Filed Pursuant to Rule 497(a)

File No. 333-223999

Rule 482 AD

CM Finance Inc Prices Public Offering of $30,000,000 6.125% Notes Due 2023

New York, New York – June 27, 2018 – CM Finance Inc (the “Company”) (Nasdaq: CMFN) announced today that it has priced a registered public offering of $30,000,000 aggregate principal amount of its 6.125% notes due 2023 (the “Notes”), which will result in net proceeds to the Company of approximately $28.9 million (or approximately $33.2 million if the underwriters fully exercise the over-allotment option described below) based on a public offering price of 100% of the aggregate principal amount of the Notes, after deducting payment of underwriting discounts and commissions and estimated offering expenses payable by the Company.

The Notes will mature on July 1, 2023 and may be redeemed in whole or in part at any time, or from time to time, at the Company’s option on or after July 1, 2020. The Notes will bear interest at a rate of 6.125% per year, payable quarterly on January 1, April 1, July 1 and October 1 of each year, beginning on October 1, 2018. The Company has also granted the underwriters an option to purchase an additional $4.5 million aggregate principal amount of Notes to cover over-allotments, if any, on or before July 27, 2018.

The offering is subject to customary closing conditions and is expected to close on July 2, 2018. The Company has submitted an application for the Notes to be listed and trade on the NASDAQ Global Select Market under the trading symbol “CMFNL”. If approved for listing, the Company expects the Notes to begin trading within 30 days from the original issue date.

The Company intends to use a portion of the net proceeds from the offering to repay outstanding indebtedness under its existing revolving financing facility with UBS AG, London Branch (the “2017 UBS Revolving Financing”). However, the Company may re-borrow under the 2017 UBS Revolving Financing and use such borrowings to invest in middle market companies in accordance with its investment objective and strategies and for working capital and general corporate purposes. As of June 26, 2018, there were $17.8 million in borrowings outstanding under the 2017 UBS Revolving Financing. Borrowings under the 2017 UBS Revolving Financing, which matures on December 5, 2019, generally bear interest at a rate per annum equal to one-month LIBOR plus 3.55%. The Company intends to use any remaining net proceeds from this offering to fund investments in middle market companies in accordance with our investment objective and for other general corporate purposes.

Keefe, Bruyette & Woods, A Stifel Company, and Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSEMKT: LTS), are acting as joint bookrunners for the offering. Janney Montgomery Scott LLC is acting as co-lead manager for the offering. BB&T Capital Markets, a division of BB&T Securities, LLC, and Oppenheimer & Co. Inc. are acting as co-managers for the offering.

Investors are advised to carefully consider the investment objective, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement, dated June 27, 2018, and accompanying prospectus, dated June 1, 2018, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from: Keefe, Bruyette & Woods, Inc., Attn: Capital Markets, 787 Seventh Avenue, 4th Floor, New York, NY 10019 (telephone number: 1-800-966-1559).

About CM Finance Inc

The Company is an externally-managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940. The Company’s investment objective is to maximize the total return to its stockholders in the form of current income and capital appreciation through debt and related equity investments by targeting investment opportunities with favorable risk-adjusted returns. The Company seeks to invest primarily in middle-market companies that have annual revenues of at least $50mm and earnings before interest, taxes, depreciation and amortization of at least $15mm. The Company’s investment activities are managed by its investment adviser, CM Investment Partners LLC. To learn more about CM Finance Inc, please visit www.cmfn-inc.com.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements”, which relate to future events or our future operations, performance or financial condition. Forward-looking statements include statements regarding our intentions related to the offering discussed in this press release, including the use of proceeds from the offering. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results and outcomes may differ materially from those anticipated in the forward-looking statements as a result of a variety of factors, including those described from time to time in our filings with the Securities and Exchange Commission or factors that are beyond our control. The Company undertakes no obligation to publicly update or revise any forward-looking statements made herein. All forward-looking statements speak only as of the time of this press release.

CONTACT:	CM Finance Inc
Investor Relations
Email: investorrelations@cmipllc.com
Phone: 212-257-5199